Collateral and Contractual Commitments for the Acquisition of Property, Plant and Equipment, Loans to Customers and Other	12 Months Ended
Dec. 31, 2017
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Collateral and Contractual Commitments for the Acquisition of Property, Plant and Equipment, Loans to Customers and Other
31.	COLLATERAL AND CONTRACTUAL COMMITMENTS FOR THE ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT, LOANS TO CUSTOMERS AND OTHER

Million US dollar	2017	2016
Collateral given for own liabilities	426	490
Collateral and financial guarantees received for own receivables and loans to customers	326	228
Contractual commitments to purchase property, plant and equipment	550	817
Contractual commitments to acquire loans to customers	16	11
Other commitments	1 834	1 768

The collateral given for own liabilities of 426m US dollar at 31 December 2017 contains 209m US dollar cash guarantees. Such cash deposits are a customary feature associated with litigations in Brazil: in accordance with Brazilian laws and regulations a company may or must (depending on the circumstances) place a deposit with a bank designated by the court or provide other security such as collateral on property, plant and equipment. With regard to judicial cases, AB InBev has made the appropriate provisions in accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets – see also Note 27 Provisions. In the company’s balance sheet the cash guarantees are presented as part of other receivables – see Note 20 Trade and other receivables. The remaining part of collateral given for own liabilities (217m US dollar) contains collateral on AB InBev’s property in favor of the excise tax authorities, the amount of which is determined by the level of the monthly excise taxes due, inventory levels and transportation risk, and collateral on its property, plant and equipment with regard to outstanding loans. To the extent that AB InBev would not respect its obligations under the related outstanding contracts or would lose the pending judicial cases, the collateralized assets would be used to settle AB InBev’s obligations.

To keep AB InBev’s credit risk with regard to receivables and loans to customers as low as possible collateral and other credit enhancements were obtained for a total amount of 326m US dollar at 31 December 2017. Collateral is held on both real estate and debt securities while financial guarantees are obtained from banks and other third parties.

AB InBev has entered into commitments to purchase property, plant and equipment for an amount of 550m US dollar at 31 December 2017.

In a limited number of countries AB InBev has committed itself to acquire loans to customers from banks at their notional amount if the customers do not respect their reimbursement commitments towards the banks. The total outstanding amount of such loans is 16m US dollar at 31 December 2017.

As at 31 December 2017, the following M&A related commitments existed:

•	In a transaction related to the combination of AB InBev and Grupo Modelo select Grupo Modelo shareholders committed, upon tender of their Grupo Modelo shares, to acquire 23 076 922 AB InBev shares to be delivered within 5 years for consideration of approximately 1.5 billion US dollar. The consideration was paid on 5 June 2013. Pending the delivery of the AB InBev shares, AB InBev will pay a coupon on each undelivered AB InBev share, so that the Deferred Share Instrument holders are compensated on an after tax basis, for dividends they would have received had the AB InBev shares been delivered to them prior to the record date for such dividend.

•	As part of the 2012 shareholders agreement between Ambev and E. León Jimenes S.A.(“ELJ”), following the acquisition of Cervecería Nacional Dominicana S.A. (“CND”), a put and call option is in place which may result in Ambev acquiring additional shares in CND. On 1 December 2017, Ambev announced that ELJ partially exercised its option to sell approximately 30% of the shares of CND for an amount of 0.9 billion US dollar. The transaction closed in January 2018 resulting in Ambev’s participation in CND increasing from 55% to 85%. As of 31 December 2017, the put option was valued 1 669m US dollar (2016: 1 497m US dollar). The corresponding liability is presented as a current liability and recognized as a deferred consideration on acquisitions at fair value in “level 3” category above. See also note 29 Risks arising from financial instruments.

•	On 11 October 2016, AB InBev was notified by The Coca-Cola Company of its intention to transition AB InBev’s stake in Coca-Cola Beverages Africa (“CCBA”). On 21 December 2016, The Coca-Cola Company and the company have reached an agreement regarding the transition of AB InBev’s 54.5% equity stake in CCBA for 3.15 billion US dollar, after customary adjustments. CCBA includes the Coca-Cola bottling operations in South Africa, Namibia, Kenya, Uganda, Tanzania, Ethiopia, Mozambique, Ghana, Mayotte and Comoros. This transaction was completed on 4 October 2017. In addition, the companies have reached an agreement in principle for The Coca-Cola Company to acquire the companies’s interest in bottling operations in Zambia, Zimbabwe, Botswana, Swaziland, Lesotho, El Salvador and Honduras for an undisclosed amount. These transactions are subject to the relevant regulatory and minority approvals in different jurisdictions.

•	In September 2017, AB InBev entered into a transaction with Compañia Cervecerías Unidas S.A. (“CCU”) whereby AB InBev will recover the distribution rights for Budweiser in Argentina for a consideration of approximately 300m US dollar. As part of the transaction, AB InBev will transfer the brands Isenbeck and Diosa to CCU. Concurrently, AB InBev and Quilmes, a subsidiary of Ambev, entered into an agreement whereby AB InBev will grant a perpetual license to Quilmes in Argentina for Budweiser and other North American brands upon the recovery of the distribution rights by AB InBev from CCU. The agreement also foresees the transfer of the brewery of Cerveceria Argentina Sociedad Anonima Isenbeck by AB InBev to Quilmes and the transfer of some Argentinean brands (Norte, Iguana and Baltica) along with 50m US dollar by Quilmes to CCU. The closing of these transactions is subject to the approval of the Argentinean antitrust authority.

•	On 11 October 2016, AB InBev completed the disposal of SAB’s interest in MillerCoors LLC and all trademarks, contracts and other assets primarily related to the “Miller International Business” to Molson Coors Brewing Company. The disposal was completed for 12 billion US dollar in cash, subject to a downward purchase price adjustment. AB InBev set up a provision of 330m US dollar as part of the opening balance sheet related to the purchase price adjustment. The parties entered into a settlement agreement on 21 January 2018 for 330m US dollar of which 328m US dollar constitutes the purchase price adjustment amount.

Other commitments amount to 1 834m US dollar at 31 December 2017 and mainly cover guarantees given to pension funds, rental and other guarantees.

In order to fulfil AB InBev’s commitments under various outstanding stock option plans, AB InBev entered into stock lending arrangements for up to 19 million of its own ordinary shares. AB InBev shall pay any dividend equivalent, after tax in respect of the loaned securities. This payment will be reported through equity as dividend. As of 31 December 2017, 17 million loaned securities were used to fulfil stock option plan commitments.